                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 18, 2002
                                                          --------------


                            SFBC International, Inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)



            Florida                    001-16119               59-2407464
----------------------------     ---------------------    ---------------------
(State or other jurisdiction     (Commission File No.)       (IRS Employer
       of incorporation)                                   Identification No.)




                   11190 Biscayne Blvd., Miami, Florida 33181
                   ------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 305-895-0304

Item 7. Financial Statements and Exhibits.

a.   Financial statements of businesses acquired.

     - The audited financial statements of Anapharm for the years ended April 30, 2000 and 2001 are included herein.

     - An unaudited reconciliation of the audited financial statements of Anapharm for the year ended April 30, 2001 which converts the statements from Canadian GAAP to U.S. GAAP is included herein.

     - The unaudited financial statements of Anapharm as of December 31, 2001 and for the eight months ended December 31, 2001 and 2000.

b.   Pro forma financial information

     The pro forma financial information of SFBC International, Inc. and Anapharm as of and for the year ended December 31, 2001 and the three months ended March 31, 2002 is included herein.

c.   Exhibits

Exhibit No.       Exhibit
-----------       -------
   2.1            Share Purchase Agreement* /1/
   2.2            Employment Agreement of Dr. Marc LeBel /1/
    23            Consent of Ernst & Young LLP dated May 31, 2002

--------
/1/  Contained in Form 10-KSB filed on April 1, 2002.

* Confidential treatment requested for confidential information contained in the Share Purchase Agreement.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SFBC International, Inc.



                                        By: /s/ Arnold Hantman
                                            -----------------------------------
                                             Arnold Hantman,
Date:  June 1, 2002                          Chief Executive Officer

Audited Financial Statements of

Anapharm Inc. for the year ended

April 30, 2000

                               AUDITORS' REPORT


To the Directors of
Anapharm Inc.:

We have audited the consolidated balance sheet of Anapharm Inc. as at April 30, 2000 and the consolidated statement of income, retained earnings and cash flows for the eleven-month period ended April 30, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with Canadian and U.S. generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by Management, as well as evaluating the overall financial statement presentation.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the Company as at April 30, 2000 and the results of its operations and its cash flows for the eleven-month period ended April 30, 2000 in accordance with Canadian generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP
Quebec City, Canada
June 13, 2000.                                             Chartered Accountants

Anapharm Inc.

                          CONSOLIDATED BALANCE SHEETS



As at                                                      [In Canadian dollars]

                                                                   April 30,          May 31,
                                                                      2000              1999
                                                                       $                 $
-----------------------------------------------------------------------------------------------
ASSETS
Current assets
Cash and cash equivalents                                           1,195,825            99,892
Temporary investments [note 4]                                      1,475,486         1,502,163
Accounts receivable [note 7]                                        4,390,587         2,599,757
Tax credits receivable [note 5]                                     2,254,185         1,827,868
Research contracts in progress                                      2,515,055         1,242,923
Deferred income taxes                                                  67,174           145,233
Other assets                                                          693,486           228,489
-----------------------------------------------------------------------------------------------
Total current assets                                               12,591,798         7,646,325
-----------------------------------------------------------------------------------------------
Fixed assets [note 6]                                               7,615,479         4,705,364
-----------------------------------------------------------------------------------------------
Deferred income taxes                                                      --            53,179
-----------------------------------------------------------------------------------------------
                                                                   20,207,277        12,404,868
===============================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
Demand loans [note 7]                                                      --         1,167,818
Accounts payable and accrued liabilities                            2,092,209         1,543,710
Deferred revenues                                                   2,167,088           796,933
Deferred income taxes                                                 240,620           109,078
Current portion of long-term debt [note 8]                          1,392,151           805,587
-----------------------------------------------------------------------------------------------
Total current liabilities                                           5,892,068         4,423,126
-----------------------------------------------------------------------------------------------
Long-term debt [note 8]                                             4,011,614         2,389,581
-----------------------------------------------------------------------------------------------
Deferred income taxes                                                 747,969           471,398
-----------------------------------------------------------------------------------------------

Shareholders' equity
Share capital [note 9]                                              1,870,000         1,870,000
Retained earnings                                                   7,685,626         3,250,763
-----------------------------------------------------------------------------------------------
                                                                    9,555,626         5,120,763
-----------------------------------------------------------------------------------------------
                                                                   20,207,277        12,404,868
===============================================================================================

Commitments [note 11]

See accompanying notes

On behalf of the Board

                                    Director                      Director

Anapharm Inc.

                          CONSOLIDATED STATEMENTS OF
                               RETAINED EARNINGS



Periods ended                                              [In Canadian dollars]





                                                     April 30,         May 31,
                                                       2000             1999
                                                         $                $
--------------------------------------------------------------------------------
                                                    [11 months]      [12 months]

Balance, beginning of period                        3,250,763         1,187,461
Add:
   Net income                                       4,434,863         2,063,302
--------------------------------------------------------------------------------
Balance, end of period                              7,685,626         3,250,763
================================================================================

See accompanying notes

Anapharm Inc.

                       CONSOLIDATED STATEMENTS OF INCOME



Periods ended                                              [In Canadian dollars]


                                                                     April 30,         May 31,
                                                                       2000             1999
                                                                         $                $
------------------------------------------------------------------------------------------------
                                                                    [11 months]      [12 months]
REVENUES                                                           22,573,280        11,534,924
Cost of services rendered [note 5]                                  9,508,070         4,388,609
------------------------------------------------------------------------------------------------
Gross margin                                                       13,065,210         7,146,315
------------------------------------------------------------------------------------------------

OTHER EXPENSES (INCOME)
Selling and administration                                          4,039,617         2,670,410
Development of assay methods [note 5]                               1,482,507         1,151,381
Interest on long-term debt                                            294,090           210,381
Other interest and bank charges                                        72,848            47,437
Interest income                                                      (110,329)          (59,684)
------------------------------------------------------------------------------------------------
                                                                    5,778,733         4,109,925
------------------------------------------------------------------------------------------------
Income before provision for income taxes                            7,286,477         3,126,390
------------------------------------------------------------------------------------------------

Provision for income taxes
   Current                                                          2,804,638           188,649
   Deferred                                                            46,976           874,439
------------------------------------------------------------------------------------------------
                                                                    2,851,614         1,063,088
------------------------------------------------------------------------------------------------
Net income                                                          4,434,863         2,063,302
================================================================================================

See accompanying notes

Anapharm Inc.

                      CONSOLIDATED STATEMENTS OF CASH FLOWS



Periods ended                                                              [In Canadian dollars]

                                                                          April 30,         May 31,
                                                                            2000             1999
                                                                              $                $
----------------------------------------------------------------------------------------------------
                                                                        [11 months]       [12 months]
OPERATING ACTIVITIES
Net income                                                               4,434,863         2,063,302
Adjustments for:
  Amortization of fixed assets and government assistance                 1,193,703           676,576
  Deferred income taxes                                                    539,351           382,064
  Loss on disposal of fixed assets                                         125,308                --
----------------------------------------------------------------------------------------------------
                                                                         6,293,225         3,121,942
Change in non-cash working capital items
  Increase in accounts receivable                                       (1,790,830)         (401,467)
  Increase in tax credits receivable                                      (426,317)         (191,269)
  Increase in research contracts in progress                            (1,272,132)         (930,824)
  Increase in other current assets                                        (464,997)         (180,624)
  Increase (decrease) in accounts payable and accrued liabilities          548,499            (6,151)
  Increase in deferred revenues                                          1,370,155            51,990
----------------------------------------------------------------------------------------------------
Cash flows relating to operating activities                              4,257,603         1,463,597
----------------------------------------------------------------------------------------------------
INVESTING ACTIVITIES
Acquisitions of fixed assets, net of government
  assistance of $149,402 [$254,050 in 1999]                             (1,693,212)       (1,147,933)
Proceeds on disposal of fixed assets                                        44,000                --
Investment in joint venture                                                (49,000)               --
Acquisition of temporary investments                                      (426,984)       (1,402,163)
Sale of temporary investments                                              502,661                --
----------------------------------------------------------------------------------------------------
Cash flows relating to investing activities                             (1,622,535)       (2,550,096)
----------------------------------------------------------------------------------------------------
FINANCING ACTIVITIES
Increase in demand loans                                                        --         1,917,818
Repayment of demand loans                                               (1,167,818)         (750,000)
Increase in long-term debt                                                 634,249           477,702
Repayment of long-term debt                                             (1,005,566)         (666,384)
----------------------------------------------------------------------------------------------------
Cash flows relating to financing activities                             (1,539,135)          979,136
----------------------------------------------------------------------------------------------------
Net increase in cash and cash equivalents                                1,095,933          (107,363)
Cash and cash equivalents, beginning of period                              99,892           207,255
----------------------------------------------------------------------------------------------------
Cash and cash equivalents, end of period                                 1,195,825            99,892
====================================================================================================
Supplementary information
Interest paid                                                              336,958           227,840
Income taxes paid                                                        2,948,386           211,902
----------------------------------------------------------------------------------------------------

See accompanying notes

Anapharm Inc.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

April 30, 2000                                             [In Canadian dollars]

1.   INCORPORATION AND NATURE OF OPERATIONS

The Company was incorporated under Part 1A of the Companies Act (Quebec) on April 18, 1994. Its principal activity is drug research for customers, particularly in the field of pharmacokinetics [the metabolizing of drugs in humans].

During fiscal 2000, the Company changed its year-end from May 31 to April 30.

2.   SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

These consolidated financial statements have been prepared by Management in accordance with accounting principles generally accepted in Canada ("Canadian GAAP") applicable to private companies. As further described in note 13, these accounting principles differ in certain respects from those which would have been followed had these financial statements been prepared in conformity with accounting principles generally accepted in the United States ("US GAAP") and the related rules and regulations adopted by the United States Securities and Exchange Commission ("SEC").

Use of estimates

In preparing these consolidated financial statements, Management is required to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. In Management's opinion, the financial statements have been properly prepared using careful judgment within the reasonable limits of materiality and within the framework of the accounting policies summarized below.

Principles of consolidation

These consolidated financial statements include the accounts of the Company and its pro rata share of each of the assets, liabilities, revenues and expenses of its joint venture (see note 3).

Anapharm Inc.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

April 30, 2000                                             [In Canadian dollars]

2.     SIGNIFICANT ACCOUNTING POLICIES [Cont'd]

Revenues from research contracts

Revenues are recorded according to the percentage-of-completion method. The percentage of completion is determined by dividing the cost incurred as at the balance sheet date by the total of incurred and anticipated costs for completing a contract using Management's best estimates. Actual results could differ from those estimates. All known or anticipated losses are provided for without regard to the percentage of completion.

Research contracts in progress and deferred revenues

Research contracts in progress relate to revenues recognized on research contracts in excess of amounts billed and are recorded at their estimated realizable value based on the percentage-of-completion method. Customer receipts in excess of revenues recognized are recorded as deferred revenues.

Cash and cash equivalents

Cash comprises cash on hand and demand deposits. Cash equivalents are short-term, highly liquid debt instruments that are readily convertible to known amounts of cash and which are subject to an insignificant risk of changes in value.

Temporary investments

Temporary investments are recorded at the lower of amortized cost and market value.

Fixed assets

Fixed assets are recorded at cost and amortized using the following methods and annual rates:

     Clinical, laboratory and office equipment     Straight-line                7 years
     Clinical, laboratory and office furniture     Declining balance            20%
     Computer equipment and software               Straight-line                4 years
     Small clinical and laboratory tools           Straight-line                3 years
     Leasehold improvements                        Straight-line                Lease term

Anapharm Inc.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

April 30, 2000                                             [In Canadian dollars]

2.  SIGNIFICANT ACCOUNTING POLICIES [Cont'd]

Capital leases

Capital leases are contracts under which virtually all the risks inherent in ownership of the property are transferred to the lessee. These contracts are accounted for by recording an asset and a corresponding obligation equal to the lesser of the following amounts: the present value of the minimum lease payments and the fair value of the property on the date of the lease.

Government assistance

Tax credits for scientific research and experimental development related to the acquisition of fixed assets are accounted for as a reduction thereof and are amortized using the same methods and rates as for the corresponding fixed assets, while those related to current expenditures are accounted for as a reduction thereof.

Income taxes

The Company follows the deferred income tax allocation method of accounting for income taxes whereby income taxes on specific transactions are recorded in the periods in which the transactions are recognized for accounting purposes, regardless of when they are recognized for income tax purposes.

Stock-based compensation plan

The Company has a stock-based compensation plan, which is described in note 9. No compensation expense is recognized for these plans when stock or stock options are issued to employees. Any consideration paid by employees on exercise of stock options or purchase of stock is credited to share capital. If stock or stock options are repurchased from employees, the excess of the consideration paid over the carrying amount of the stock or stock option canceled is charged to retained earnings.

Anapharm Inc.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

April 30, 2000                                             [In Canadian dollars]

2.   SIGNIFICANT ACCOUNTING POLICIES [Cont'd]

Foreign currency translation

Items denominated in a foreign currency are translated into Canadian dollars using the temporal method. According to this method, monetary assets and liabilities are translated at the period-end rate of exchange and non-monetary items are translated at their original exchange rates. Revenues and expenses [other than amortization expense which is translated at the rates which apply to the corresponding fixed assets] are translated at the exchange rates in effect on the date of the transaction or at average exchange rates for the period. Gains or losses resulting from translation are reflected in the statement of income.

3.   JOINT VENTURE

Effective October 1, 1999, the Company acquired 2,707 common shares of Danapharm Clinical Research Inc., representing a 49% interest in this joint venture. This business combination has been accounted for according to the purchase method, and the Company's pro rata share of the results of operations of the joint venture have been included in these consolidated financial statements from the date of acquisition.

The net assets acquired and consideration paid are as follows:

Net assets acquired
Current assets                                               331,061
Other assets                                                  32,129
Liabilities assumed                                         (314,190)
                                                            --------
Net assets acquired and consideration paid cash               49,000
                                                            ========

Anapharm Inc.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

April 30, 2000                                             [In Canadian dollars]

3.   JOINT VENTURE [Cont'd]

The Company accounts for its investment in the joint venture using the proportionate consolidation method. Its pro rata share of the assets, liabilities, results of operations and cash flows of the joint venture as at April 30, 2000 and for the seven-month period from October 1, 1999 to April 30, 2000 is summarized as follows:

                                                                      April 30,
                                                                        2000
                                                                          $
-------------------------------------------------------------------------------

ASSETS
Current assets                                                          571,875
Long-term assets                                                         55,050
-------------------------------------------------------------------------------
                                                                        626,925
===============================================================================

LIABILITIES
Current liabilities                                                     411,178
Long-term liabilities                                                   134,747
--------------------------------------------------------------------------------
                                                                        545,925
===============================================================================

OPERATIONS
Revenues                                                                981,602
Expenses                                                                949,602
-------------------------------------------------------------------------------
Net income                                                               32,000
===============================================================================

CASH FLOWS
Relating to:
  Operating activities                                                   95,457
  Investing activities                                                  128,249
  Financing activities                                                  159,249
===============================================================================

Anapharm Inc.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



April 30, 2000                                             [In Canadian dollars]


4.  TEMPORARY INVESTMENTS

Temporary investments consist mainly of money market and fixed income securities bearing interest at rates varying from 3.95% to 5.50% and maturing up to September 2005. The fair value of these investments approximates their carrying value as at April 30, 2000 and May 31, 1999.

5.  SCIENTIFIC RESEARCH AND EXPERIMENTAL
    DEVELOPMENT EXPENSES

Certain amounts recorded as scientific research and experimental development tax credits relate to income tax returns that have not yet been reviewed by the tax Company and the amounts granted by the tax authorities, the resulting gain or loss will be recorded in the period in which the differences arise.

6.  FIXED ASSETS

                                           April 30, 2000                      May 31, 1999
                                     --------------------------        ----------------------------
                                                   Accumulated                         Accumulated
                                     Cost         amortization          Cost          amortization
                                       $                $                 $                 $
---------------------------------------------------------------------------------------------------
Clinical, laboratory and office
   equipment                       6,600,096         1,254,535         4,454,512        884,019
Clinical, laboratory and office
   furniture                         417,845           145,282           280,285         98,983
Computer equipment and
   software                        1,324,337           448,336           704,678        207,894
Small clinical and laboratory
   tools                              32,867            32,867            32,867         21,875
Leasehold improvements             1,844,226           290,462           938,891        164,220
---------------------------------------------------------------------------------------------------
                                  10,219,371         2,171,482         6,411,233      1,376,991
Less:  Accumulated amortization    2,171,482                           1,376,991
---------------------------------------------------------------------------------------------------
                                   8,047,889                           5,034,242
Less:  Government assistance,
       balance to be amortized       432,410                             328,878
---------------------------------------------------------------------------------------------------
Net book value                     7,615,479                           4,705,364
===================================================================================================

Anapharm Inc.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



April 30, 2000                                       [In Canadian dollars]


6.  FIXED ASSETS [Cont'd]

Property acquired under capital leases included in the above amount to a cost of $5,340,847 [$2,760,933 in 1999] and accumulated amortization of $955,907
[$455,228 in 1999], for a net book value of $4,384,940 [$2,308,062 in 1999].
Capital assets acquired through capital leases during fiscal 2000 amounted to $2,579,914 [$1,133,404 during 1999].

7.  DEMAND LOANS

The Company has an operating credit facility of a maximum amount of $1,500,000 [$700,000 in 1999], which is repayable on demand and bears interest at prime plus 1/2% [April 30, 2000: 7.5 %; May 31, 1999: 6.75%]. This credit facility is collateralized by a charge on accounts receivable. During 1999, the Company also obtained an advance of $750,000 from Investissement Quebec to finance a portion of its investment tax credits receivable. This amount was repaid during 1999.

The demand loan guaranteed by Garantie Quebec was repaid during fiscal 2000.

8.  LONG-TERM DEBT

                                                                     April 30,         May 31,
                                                                       2000             1999
                                                                         $                $
------------------------------------------------------------------------------------------------
Loan, interest at prime rate plus 1.5%, repayable in monthly principal instalments of $9,895 plus interest, maturing in May
2003, collateralized by a charge on equipment.                        395,800               --

Loan, interest at prime rate plus 1%, repayable in monthly
principal instalments of $4,090 plus interest, maturing in
February 2004 collateralized by a charge on all the Company's assets, present and future, in an amount of $324,000, subordinate
to existing charges.                                                  184,906          229,896

Loan, interest at prime rate plus 1.5%, repayable in monthly principal instalments of $5,104 plus interest, maturing in May
2003 collateralized by a charge on all the Company's assets, present and future, in an amount of $245,000, subordinate to
existing charges.                                                     188,854          245,000
------------------------------------------------------------------------------------------------
To carry forward                                                      769,560          474,896

Anapharm Inc.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



April 30, 2000                                             [In Canadian dollars]


8.     LONG-TERM DEBT [Cont'd]

                                                                     April 30,         May 31,
                                                                       2000             1999
                                                                         $                $
------------------------------------------------------------------------------------------------
Carried forward                                                       769,560           474,896

Other loans, interest at prime rate plus 3/4% to 1 1/4%, repayable in monthly principal instalments of $2,083 to $3,333 plus interest, maturing during fiscal 2005, in December 2004, collateralized by a
charge on certain laboratory equipment.                               221,313           330,472

Other loans,  maturing up to fiscal 2005,  including a  non-interest bearing loan  amounting to $50,000 as at April 30, 2000 [$100,000
as at May 31, 1999].                                                  209,249           182,642

Capital leases

Obligations  under  capital  lease,  bearing  interest at rates
varying from 7.45% to 10.75% and maturing up to 2005                4,203,643         2,207,158
------------------------------------------------------------------------------------------------
                                                                    5,403,765         3,195,168
Less:  Current portion                                              1,392,151           805,587
------------------------------------------------------------------------------------------------
                                                                    4,011,614         2,389,581
================================================================================================

Minimum principal payments required under long-term debt are as follows for the years ending April 30:

                                                                Loans              Capital leases
                                                                  $                       $
-------------------------------------------------------------------------------------------------
2001                                                            445,247               1,258,147
2002                                                            286,748               1,120,569
2003                                                            294,916               1,021,842
2004                                                            127,723                 994,873
2005                                                             45,488                 619,830
-------------------------------------------------------------------------------------------------
                                                              1,200,122               5,015,261
Less:  Amount representing interest                                  --                 811,618
-------------------------------------------------------------------------------------------------
                                                              1,200,122               4,203,643
=================================================================================================

Anapharm Inc.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



April 30, 2000                                             [In Canadian dollars]


9.   SHARE CAPITAL

Authorized

Unlimited number of:

   Class A common shares, without par value, voting and participating

   Class B common shares, without par value, voting and participating.

   Class C common shares, without par value, voting and participating.

   Class D common shares, without par value, non-voting and participating.

   Class A preferred shares, non-voting, non-participating, with a discretionary, preferred, non-cumulative dividend, redeemable at their par value at the holder's or the Company's option.

Issued and fully paid
                                                     April 30,           May 31,
                                                       2000               1999
                                                         $                  $
--------------------------------------------------------------------------------

   2,830,000  Class A common shares                  1,850,000         1,850,000
     824,000  Class B common shares                     11,734            11,734
     676,000  Class C common shares                      8,266             8,266
--------------------------------------------------------------------------------
                                                     1,870,000         1,870,000
================================================================================

Anapharm Inc.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



April 30, 2000                                             [In Canadian dollars]


9.   SHARE CAPITAL [Cont'd]

a)   Stock-based compensation plan

     The Company has a stock-based compensation plan. Under the stock-based compensation plan, the Company may grant options to its management and other employees for up to 269,300 Class A shares and 380,200 of Class D shares. The exercise price of each options equals the fair value of the stock on the date of grant and an option's maximum term is five years. The vesting period of the options is determined by the Company's Board of Directors.

     A summary of the status of the Company's stock-option plan as of April 30, 2000 and May 31, 1999 and changes during the years ending on those dates is presented below:

                                       2000                      1999
                               ---------------------    ----------------------
                                           Weighted-                 Weighted-
                                            average                   average
                                           exercise                  exercise
     Fixed options             Shares        price      Shares        price
     -------------------------------------------------------------------------

     Outstanding at
       beginning of year       351,550        1.566     200,000        1.566
     Granted                    64,950        1.64      151,550        1.566
     -------------------------------------------------------------------------

     Outstanding at
       end of year             416,500        1.58      351,550        1.566
     =========================================================================

     Options exercisable
       at year-end              21,652                   10,826
     =========================================================================

b)   Subscription

     At June 19, 1997, a shareholder subscribed to 996,000 Class A common shares for an amount of $1,500,000 and a 23% participation. This participation will be subject to an adjustment on or before September 30, 2001 based on accumulated net income of the Company during the 1998 to 2001 exercises. This adjustment, if it occur, will determine the percentage of the participation between 19% and 27%, with no cash consideration.

     This shareholder may also subscribe to an additional 249,000 Class A common shares at an exercise price of $1.807 on or before September 30, 2001.

Anapharm Inc.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



April 30, 2000                                             [In Canadian dollars]


10.  GRANTS AND GOVERNMENT ASSISTANCE

The Company has obtained government assistance in the form of scientific research and experimental development tax credits for an amount of $3,782,670 [$2,504,649 in 1999]. These amounts were applied against expenses related to the cost of services rendered, expenses related to the development of assay methods and as a deduction from fixed assets.

The Company also obtained government assistance in the form of investment tax credits for an amount of $492,375 during 1999. This amount was recorded in 1999 as a reduction of the related expenses. The total amount was used to reduce income taxes otherwise payable in 2000.

11.  COMMITMENTS

The Company has entered into operating leases for facilities and equipment. Future minimum payments in respect of these leases are as follows:

                                                                           $
--------------------------------------------------------------------------------

2001                                                                     776,797
2002                                                                     744,823
2003                                                                     739,165
2004                                                                     728,756
2005                                                                     724,879
Thereafter                                                                60,407
--------------------------------------------------------------------------------
                                                                       3,774,827
================================================================================

As at April 30, 2000, the Company had also committed to acquire research equipment totalling approximately $1.3 million, which will be financed under a capital lease.

12.  CREDIT RISK

Although the Company sells to a number of customers, five customers represent approximately 63% of the accounts receivable as at April 30, 2000 [four customers represented approximately 54% as at May 31, 1999].

Anapharm Inc.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



April 30, 2000                                             [In Canadian dollars]


13. RECONCILIATION OF SIGNIFICANT DIFFERENCES BETWEEN ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN CANADA AND THE UNITED STATES

These consolidated financial statements are prepared in accordance with Canadian GAAP. The following summary sets out the material adjustments to the Company's reported net income, balance sheet and cash flows to conform to US GAAP.

a)   Balance sheet

     Under Canadian GAAP, the Company accounts for its investment in a corporate joint venture according to the proportionate consolidation method. Under US GAAP, this investment would be accounted for using the equity method. The Company's assets, liabilities, results of operations and cash flows under the equity method of accounting for the investment in the joint venture as at April 30, 2000 and for the seven-month period from October 1, 1999 to April 30, 2000 is as follows:

                                                                      April 30,
                                                                        2000
                                                                         $
--------------------------------------------------------------------------------

ASSETS
Current assets
Cash and cash equivalents                                               812,870
Temporary investments                                                 1,475,486
Accounts receivable and tax credits receivable                        6,552,534
Research contracts in progress                                        2,453,289
Other current assets                                                    725,744
--------------------------------------------------------------------------------
Total current assets                                                 12,019,923
--------------------------------------------------------------------------------
Fixed assets                                                          7,560,429
--------------------------------------------------------------------------------
Investment in joint venture                                              81,000
--------------------------------------------------------------------------------
                                                                     19,661,352
================================================================================

Anapharm Inc.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



April 30, 2000                                             [In Canadian dollars]


13. RECONCILIATION OF SIGNIFICANT DIFFERENCES BETWEEN ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN CANADA AND THE UNITED STATES [Cont'd]

                                                                     April 30,
                                                                       2000
                                                                         $
--------------------------------------------------------------------------------

LIABILITIES
Current liabilities
Accounts payable and accrued liabilities                              2,004,657
Deferred revenues                                                     1,870,953
Deferred income taxes                                                   237,631
Current portion of long-term debt                                     1,367,649
--------------------------------------------------------------------------------
Total current liabilities                                             5,480,890
--------------------------------------------------------------------------------
Long-term debt                                                        3,876,867
--------------------------------------------------------------------------------
Deferred income taxes                                                   747,969
--------------------------------------------------------------------------------
                                                                     10,105,726
================================================================================


REVENUES                                                             21,591,678
--------------------------------------------------------------------------------

Gross margin                                                         12,762,320
--------------------------------------------------------------------------------

OTHER EXPENSES (INCOME)
Selling and administration                                            3,789,822
Development of assay methods                                          1,482,507
Equity in earnings of joint venture                                     (32,000)
Other                                                                   238,503
--------------------------------------------------------------------------------
                                                                      5,478,832
--------------------------------------------------------------------------------
Income before provision for income taxes                              7,283,488
Provision for income taxes                                            2,848,625
--------------------------------------------------------------------------------
Net income                                                            4,434,863
================================================================================

Anapharm Inc.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



April 30, 2000                                             [In Canadian dollars]


13. RECONCILIATION OF SIGNIFICANT DIFFERENCES BETWEEN ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN CANADA AND THE UNITED STATES [Cont'd]

                                                                      April 30,
                                                                        2000
                                                                         $
--------------------------------------------------------------------------------

CASH FLOWS
Relating to:
   Operating activities                                               4,270,073
   Investing activities                                              (1,858,711)
   Financing activities                                              (1,698,384)
--------------------------------------------------------------------------------
                                                                        712,978
================================================================================


b)   Net income and other comprehensive income

     Under Canadian GAAP, no compensation expense is recorded when stock options are issued to employees. Under US GAAP, the Company has adopted Accounting Principles Board (APB) Opinion 25 to account for stock options. A compensation expense is recorded when stock options that are issued with an exercise price lower than the fair value of the underlying shares. The Company has not issued stock options with an exercise price lower than the fair value of the underlying shares at the date of grant.

     There are no other material adjustments required to conform the Company's reported net income and other comprehensive income to US GAAP, except for the results of operations of the Company's investment in a joint venture disclosed above.

c)   Cash flows

     There are no material adjustments required to conform the Company's reported cash flows to US GAAP, except for the cash flows relating to the Company's investment in a joint venture disclosed above.

Audited Financial Statements of

Anapharm Inc. for the year ended

April 30, 2001

                               AUDITORS' REPORT



To the Directors of
Anapharm Inc.:

We have audited the consolidated balance sheet of Anapharm Inc. as at April 30, 2001 and the consolidated statements of income, retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with Canadian and U.S. generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by Management, as well as evaluating the overall financial statement presentation.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the Company as at April 30, 2001 and the results of its operations and its cash flows for the year then ended in accordance with Canadian generally accepted accounting principles.




                                                           /s/ Ernst & Young LLP
Quebec City, Canada
June 22, 2001.                                             Chartered Accountants

Anapharm Inc.

                          CONSOLIDATED BALANCE SHEET




As at April 30                                             [In Canadian dollars]


                                                          2001              2000
                                                            $                 $
--------------------------------------------------------------------------------

ASSETS
Current assets
Cash and cash equivalents                            1,383,900         1,195,825
Temporary investments [note 4]                       1,795,449         1,475,486
Accounts receivable [note 7]                         4,721,651         4,390,587
Tax credits receivable [note 5]                      2,866,442         2,254,185
Research contracts in progress                       2,141,945         2,515,055
Deferred income taxes                                       --            67,174
Other assets                                         1,114,233           693,486
--------------------------------------------------------------------------------
Total current assets                                14,023,620        12,591,798
--------------------------------------------------------------------------------
Fixed assets [notes 6 and 8]                        10,989,903         7,615,479
--------------------------------------------------------------------------------
Deferred income taxes                                  962,303                --
--------------------------------------------------------------------------------
                                                    25,975,826        20,207,277
================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
Accounts payable and accrued liabilities             2,826,168         2,092,209
Deferred revenues                                    1,407,332         2,167,088
Deferred income taxes                                  309,530           240,620
Current portion of long-term debt [note 8]           1,919,117         1,392,151
--------------------------------------------------------------------------------
Total current liabilities                            6,462,147         5,892,068
--------------------------------------------------------------------------------
Long-term debt [note 8]                              5,329,628         4,011,614
--------------------------------------------------------------------------------
Deferred income taxes                                  635,976           747,969
--------------------------------------------------------------------------------

Shareholders' equity
Share capital [note 9]                               2,188,095         1,870,000
Retained earnings                                   11,359,980         7,685,626
--------------------------------------------------------------------------------
                                                    13,548,075         9,555,626
--------------------------------------------------------------------------------
                                                    25,975,826        20,207,277
================================================================================

Commitments [note 11]

Contingencies [note 13]

See accompanying notes

On behalf of the Board

                                Director                          Director

Anapharm Inc.

                           CONSOLIDATED STATEMENT OF
                               RETAINED EARNINGS




Year ended April 30                                        [In Canadian dollars]


                                                        2001             2000
                                                                     [11 months]
                                                          $                $
--------------------------------------------------------------------------------

Balance, beginning of year                           7,685,626         3,250,763
Add:
   Net income                                        5,435,903         4,434,863
--------------------------------------------------------------------------------
                                                    13,121,529         7,685,626
--------------------------------------------------------------------------------

Deduct
   Dividends
     Class A                                         1,154,404                --
     Class B                                           329,600                --
     Class C                                           270,400                --
     Class D                                             7,145                --
--------------------------------------------------------------------------------
                                                     1,761,549                --
--------------------------------------------------------------------------------
Balance, end of year                                11,359,980         7,685,626
================================================================================

See accompanying notes

Anapharm Inc.

                       CONSOLIDATED STATEMENT OF INCOME




Year ended April 30                                        [In Canadian dollars]


                                                                       2001             2000
                                                                                     [11 months]
                                                                         $                $
-------------------------------------------------------------------------------------------------
REVENUES                                                           33,479,147        22,573,280
Cost of services rendered [note 10]                                15,583,927         9,508,070
-------------------------------------------------------------------------------------------------
Gross margin                                                       17,895,220        13,065,210
-------------------------------------------------------------------------------------------------

OTHER EXPENSES (INCOME)
Selling and administration                                          6,933,775         4,039,617
Development of assay methods [note 10]                              2,068,254         1,482,507
Interest on long-term debt                                            484,845           294,090
Other interest and bank charges                                        49,635            72,848
Interest income                                                      (209,056)         (110,329)
-------------------------------------------------------------------------------------------------
                                                                    9,327,453         5,778,733
-------------------------------------------------------------------------------------------------
Income before provision for income taxes                            8,567,767         7,286,477
-------------------------------------------------------------------------------------------------
Provision for income taxes
   Current                                                          1,137,559         2,804,638
   Deferred                                                         1,994,305            46,976
-------------------------------------------------------------------------------------------------
                                                                    3,131,864         2,851,614
-------------------------------------------------------------------------------------------------
Net income                                                          5,435,903         4,434,863
=================================================================================================

See accompanying notes

Anapharm Inc.

                     CONSOLIDATED STATEMENT OF CASH FLOWS




Year ended April 30                                        [In Canadian dollars]


                                                                       2001             2000
                                                                                     [11 months]
                                                                         $                $
-------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES
Net income                                                          5,435,903         4,434,863
Adjustments for:
   Amortization of fixed assets and government assistance           2,514,005         1,044,301
   Deferred income taxes                                             (938,212)          539,351
   Loss on disposal of fixed assets                                    64,801           125,308
-------------------------------------------------------------------------------------------------
                                                                    7,076,497         6,143,823
Change in non-cash working capital items
   Increase in accounts receivable                                   (254,021)       (1,790,830)
   Increase in tax credits receivable                                (612,257)         (426,317)
   Decrease (increase) in research contracts in progress              373,110        (1,272,132)
   Increase in other assets                                          (420,747)         (464,997)
   Increase in accounts payable and accrued liabilities               464,218           464,525
   Increase (decrease) in deferred revenues                          (759,756)        1,370,155
-------------------------------------------------------------------------------------------------
Cash flows relating to operating activities                         5,867,044         4,024,227
-------------------------------------------------------------------------------------------------

INVESTING ACTIVITIES
Acquisitions of fixed assets, net of government
   assistance of $440,973 [$149,402 in 2000]                       (3,698,187)       (1,543,810)
Proceeds on disposal of fixed assets                                   60,064            44,000
Investment in joint venture                                                --           (49,000)
Change in temporary investments                                      (319,963)           75,677
-------------------------------------------------------------------------------------------------
Cash flows relating to investing activities                        (3,958,086)       (1,473,133)
-------------------------------------------------------------------------------------------------

Anapharm Inc.

                           CONSOLIDATED STATEMENT OF
                              CASH FLOWS [Cont'd]




Year ended April 30                                        [In Canadian dollars]


                                                                       2001             2000
                                                                                     [11 months]
                                                                         $                $
-------------------------------------------------------------------------------------------------
FINANCING ACTIVITIES
Fixed assets financed by accounts payable                             269,741            83,974
Repayment of demand loans                                                  --        (1,167,818)
Increase in long-term debt                                          1,575,000           634,249
Repayment of long-term debt                                        (2,045,127)       (1,005,566)
Issuance of share capital                                             233,907                --
Dividend payments
   Class A                                                         (1,154,404)               --
   Class B                                                           (329,600)               --
   Class C                                                           (270,400)               --
-------------------------------------------------------------------------------------------------
Cash flows relating to financing activities                        (1,720,883)       (1,455,161)
-------------------------------------------------------------------------------------------------

Net increase in cash and cash equivalents                             188,075         1,095,933
Cash and cash equivalents, beginning of year                        1,195,825            99,892
-------------------------------------------------------------------------------------------------
Cash and cash equivalents, end of year                              1,383,900         1,195,825
=================================================================================================

Supplementary information
Interest paid                                                         501,610           327,430
Income taxes paid                                                      12,233                --
-------------------------------------------------------------------------------------------------

See accompanying notes

Anapharm Inc.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

April 30, 2001                                             [In Canadian dollars]


1.   INCORPORATION AND NATURE OF OPERATIONS

The Company was incorporated under Part 1A of the Companies Act (Quebec) on April 18, 1994. Its principal activity is drug research for customers, particularly in the field of pharmacokinetics [the metabolizing of drugs in humans].

During fiscal 2000, the Company changed its year-end from May 31 to April 30.

2.   SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

These consolidated financial statements have been prepared by Management in accordance with Canadian generally accepted accounting principles ("Canadian GAAP") applicable to private companies. As further described in note 15, these accounting principles differ in certain respects from those which would have been followed had these financial statements been prepared in conformity with United States generally accepted accounting ("US GAAP") and the related rules and regulations adopted by the United States Securities and Exchange Commission (the "SEC").

Use of estimates

These financial statements have been prepared by Management in accordance with Canadian generally accepted accounting principles. In preparing these consolidated financial statements, Management is required to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. In Management's opinion, the financial statements have been properly prepared using careful judgment within the reasonable limits of materiality and within the framework of the accounting policies summarized below.

Principles of consolidation

These consolidated financial statements include the accounts of the Company and its pro rata share of each of the assets, liabilities, revenues and expenses of its joint venture [see note 3].

Anapharm Inc.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

April 30, 2001                                             [In Canadian dollars]


2.  SIGNIFICANT ACCOUNTING POLICIES [Cont'd]

Revenues from research contracts

Revenues are recorded according to the percentage-of-completion method. The percentage of completion is determined by dividing the costs incurred as at the balance sheet date by the total of incurred and anticipated costs for completing a contract using Management's best estimates. Actual results could differ from those estimates. All known or anticipated losses are provided for without regard to the percentage of completion.

Research contracts in progress and deferred revenues

Research contracts in progress relate to revenues recognized on research contracts in excess of amounts billed and are recorded at their estimated realizable value based on the percentage-of-completion method. Customer receipts in excess of revenues recognized are recorded as deferred revenues.

Cash and cash equivalents

Cash comprises cash on hand and demand deposits. Cash equivalents are short-term, highly liquid debt instruments that are readily convertible to known amounts of cash and which are subject to an insignificant risk of changes in value.

Temporary investments

Temporary investments are recorded at the lower of amortized cost and market value.

Fixed assets

Fixed assets are recorded at cost and amortized using the following methods and annual rates:

     Clinical, laboratory and office equipment     Straight-line                4 to 7 years
     Clinical, laboratory and office furniture     Declining balance            20%
     Computer equipment and software               Straight-line                4 years
     Small clinical and laboratory tools           Straight-line                3 years
     Leasehold improvements                        Straight-line                Lease term

Anapharm Inc.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

April 30, 2001                                             [In Canadian dollars]


2.   SIGNIFICANT ACCOUNTING POLICIES [Cont'd]

Capital leases

Capital leases are contracts under which virtually all the risks inherent in ownership of the property are transferred to the lessee. These contracts are accounted for by recording an asset and a corresponding obligation equal to the lesser of the following amounts: the present value of the minimum lease payments and the fair value of the property on the date of the lease.

Government assistance

Tax credits for scientific research and experimental development related to the acquisition of fixed assets are accounted for as a reduction thereof and are amortized using the same methods and rates as for the corresponding fixed assets, while those related to current expenditures are accounted for as a reduction thereof.

Income taxes

The Company follows the deferred income tax allocation method of accounting for income taxes whereby income taxes on specific transactions are recorded in the periods in which the transactions are recognized for accounting purposes, regardless of when they are recognized for income tax purposes.

Stock-based compensation plan

The Company has a stock-based compensation plan, which is described in note 9. No compensation expense is recognized for these plans when stock or stock options are issued to employees. Any consideration paid by employees on exercise of stock options or purchase of stock is credited to share capital. If stock or stock options are repurchased from employees, the excess of the consideration paid over the carrying amount of the stock or stock option canceled is charged to retained earnings.

Anapharm Inc.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

April 30, 2001                                             [In Canadian dollars]


2.   SIGNIFICANT ACCOUNTING POLICIES [Cont'd]

Foreign currency translation

Items denominated in a foreign currency are translated into Canadian dollars using the temporal method. According to this method, monetary assets and liabilities are translated at the period-end rate of exchange and non-monetary items are translated at their original exchange rates. Revenues and expenses [other than amortization expense which is translated at the rates which apply to the corresponding fixed assets] are translated at the exchange rates in effect on the date of the transaction or at average exchange rates for the period. Gains or losses resulting from translation are reflected in the statement of income.

3.   JOINT VENTURE

The Company accounts for its investment in the joint venture using the proportionate consolidation method. Its pro rata share of the assets, liabilities, results of operations and cash flows of the joint venture as at April 30, 2001 and 2000 and for the year ended at April 30, 2001 and the seven month period ended April 30, 2000 is summarized as follows:

                                                             2001          2000
                                                               $             $
-------------------------------------------------------------------------------

ASSETS
Current assets                                            862,367       571,875
Long-term assets                                           72,961        55,050
-------------------------------------------------------------------------------
                                                          935,328       626,925
===============================================================================

LIABILITIES
Current liabilities                                       714,708       411,178
Long-term liabilities                                       1,274       134,747
-------------------------------------------------------------------------------
                                                          715,982       545,925
===============================================================================

OPERATIONS
Revenues                                                2,063,422       981,602
Expenses                                                1,874,022       949,602
-------------------------------------------------------------------------------
Net income                                                189,400        32,000
===============================================================================

Anapharm Inc.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

April 30, 2001                                             [In Canadian dollars]


3.   JOINT VENTURE [Cont'd]

                                                           2001           2000
                                                             $              $
------------------------------------------------------------------------------

CASH FLOWS
Relating to:
   Operating activities                                 (99,303)        95,457
   Investing activities                                 (46,192)       128,249
   Financing activities                                 (24,502)       159,249
==============================================================================

4.   TEMPORARY INVESTMENTS

Temporary investments consist mainly of money market and fixed income securities bearing interest at rates varying from 4.45% to 5.80% and maturing up to June 2002. The fair value of these investments approximates their carrying value as at April 30, 2001 and April 30, 2000.

5.   SCIENTIFIC RESEARCH AND EXPERIMENTAL DEVELOPMENT EXPENSES

Certain amounts recorded as scientific research and experimental development tax credits relate to income tax returns that have not yet been reviewed by the tax authorities. In case of any differences between the amounts claimed by the Company and the amounts granted by the tax authorities, the resulting gain or loss will be recorded in the period in which the differences arise.

Anapharm Inc.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

April 30, 2001                                             [In Canadian dollars]


6.   FIXED ASSETS

                                                     2001                              2000
                                      -------------------------------     ----------------------------
                                                       Accumulated                        Accumulated
                                          Cost         amortization           Cost        amortization
                                           $                $                  $               $
------------------------------------------------------------------------------------------------------
Clinical, laboratory and office
  equipment                            8,730,337         2,947,763         6,600,096      1,254,535
Clinical, laboratory and office
  furniture                              673,723           228,186           417,845        145,282
Computer equipment and
  software                             3,483,628           924,708         1,324,337        448,336
Small clinical and laboratory
  tools                                       --                --            32,867         32,867
Leasehold improvements                 3,569,358           543,142         1,844,226        290,462
------------------------------------------------------------------------------------------------------
                                      16,457,046         4,643,799        10,219,371      2,171,482
Less:  Accumulated amortization        4,643,799                           2,171,482
------------------------------------------------------------------------------------------------------
                                      11,813,247                           8,047,889
Less:  Government assistance,
       balance to be amortized           823,344                             432,410
------------------------------------------------------------------------------------------------------
Net book value                        10,989,903                           7,615,479
======================================================================================================

Property held under capital leases amounts to a cost of 7,658,404 [$5,340,847 in 2000] and accumulated amortization of $2,266,851 [$955,907 in 2000] for a net book value of $5,391,553 [$4,384,940 in 2000].

The Company acquired fixed assets for an amount of $2,315,107 in 2001 [$2,579,914 in 2000] which were financed by capital leases.

7.   BANK LOAN

The Company has an operating credit facility of a maximum amount of $2,000,000 [$1,500,000 in 2000], which is repayable on demand and bears interest at prime plus 0.5% [April 30, 2001: 7.0 %; April 30, 2000: 7.5%]. This credit facility is collateralized by a charge on accounts receivable. The balance available as at April 30, 2001 amounts to $1,875,000 following the issuing of a letter of guarantee of $125,000.

Anapharm Inc.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


April 30, 2001                                             [In Canadian dollars]


8.   LONG-TERM DEBT

                                                                               2001        2000
                                                                                 $          $
------------------------------------------------------------------------------------------------
Secured loans

Loan, interest at prime rate plus 1.5%, repayable in monthly principal instalments of $9,895 plus interest, maturing in May
2003, collateralized by a charge on equipment                                  277,060   395,800

Loan, interest at prime rate plus 1.25%, repayable in monthly principal instalments of $16,667 plus interest, maturing in
April 2008. A movable charge without delivery on the equipment
with a net book value of $269,535 is provided as collateral                  1,400,000        --

Loan, interest at prime rate plus 1%, repayable in monthly
principal instalments of $4,090 plus interest, repaid in advance
in 2001                                                                             --   184,906

Loan, interest at prime rate plus 1.5%, repayable in monthly principal instalments of $5,104 plus interest, repaid in advance
in 2001                                                                             --   188,854

Loan, interest at prime rate plus 0.75%, repayable in monthly principal
instalments of $2,083 plus interest, repaid in advance in 2001                      --   116,666

Loan, interest at prime rate plus 1.25%, repaid in advance in May 2001. A
movable charge without delivery on the equipment is provided as collateral      79,648   104,647
------------------------------------------------------------------------------------------------
To carry forward                                                             1,756,708   990,873

Anapharm Inc.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


April 30, 2001                                             [In Canadian dollars]


8.   LONG-TERM DEBT [Cont'd]

                                                                       2001        2000
                                                                        $            $
------------------------------------------------------------------------------------------
Carried forward                                                     1,756,708      990,873

Unsecured loans

Other unsecured loans, maturing up to fiscal 2008                     309,747      209,249

Capital leases

Obligations under capital leases, bearing interest at rates
varying from 7.30% to 8.75% and maturing between 2002 to 2006       5,182,290    4,203,643
------------------------------------------------------------------------------------------
                                                                    7,248,745    5,403,765
Less:  Current portion                                              1,919,117    1,392,151
------------------------------------------------------------------------------------------
                                                                    5,329,628    4,011,614
==========================================================================================

Payments required on the long-term debt, excluding those related to the obligations under capital leases, are as follows: 2001-2002 - $532,821; 2002-2003 - $318,754; 2003-2004 - $239,564; 2004-2005 - $243,754 and 2005-2006 -
$243,754.

Minimum payments required under capital leases are as follows:

                                                          $
----------------------------------------------------------------

   Years ending April 30
     2002                                              1,763,651
     2003                                              1,627,660
     2004                                              1,509,007
     2005                                              1,037,460
     2006                                                175,296
     Other                                                91,001
----------------------------------------------------------------
                                                       6,204,075
     Interest                                          1,021,785
----------------------------------------------------------------
                                                       5,182,290
================================================================

Anapharm Inc.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


April 30, 2001                                             [In Canadian dollars]

9.   SHARE CAPITAL

Authorized

Unlimited number of:

   Class A common shares, without par value, voting and participating

   Class B common shares, without par value, voting and participating.

   Class C common shares, without par value, voting and participating.

   Class D common shares, without par value, non-voting and participating.

   Class A preferred shares, non-voting, non-participating, with a discretionary, preferred, non-cumulative dividend, redeemable at their par value at the holder's or the Company's option.

                                                               2001        2000
                                                                 $           $
-----------------------------------------------------------------------------------
Issued and fully paid

     2,979,366  Class A common shares [2,830,000 in 2000]    2,083,907   1,850,000
       824,000  Class B common shares                           11,734      11,734
       676,000  Class C common shares                            8,266       8,266
        47,630  Class D common shares [none in 2000]            84,188          --
-----------------------------------------------------------------------------------
                                                             2,188,095   1,870,000
===================================================================================

During the year, options on 149,366 Class A shares were exercised for a cash consideration of $233,907 and options on 47,630 Class D shares were exercised in exchange for loans to shareholders totalling $84,188.

During the year, the Company declared dividends for an amount of $1,761,549 of which $1,754,404 was paid in cash and $7,145 was applied to reduce loans to shareholders.

Anapharm Inc.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


April 30, 2001                                             [In Canadian dollars]


9.   SHARE CAPITAL

Stock option plan

The Company has adopted a stock option plan for its directors and senior management. Under the plan, 380,200 Class D non voting shares have been reserved for issue purposes. The maximum term for the options is five years and the exercise price is determined by the Company's Board of Directors when the options are granted. Options vest at an annual rate of 20%, except for certain options with an exercise price of $1.566 which were granted in May 1999.

In addition, 342,934 options on Class A voting shares were granted as well as reserved for issue purposes and vested on issuance. Rights associated with these options are not governed by predetermined rules.

A summary of the status of the Company's stock options as at April 30, 2001 and April 30, 2000 and changes during the years ending on those dates is presented below:

                                         2001                    2000
                                ----------------------  -----------------------
                                              Weighted                Weighted
                                  Number       average    Number       average
                                    of        exercise      of        exercise
Options                           shares       price      shares       price
                                                               [11 months]
                                                 $                       $
-------------------------------------------------------------------------------

Outstanding, beginning
   of year                        665,500         1.66     600,550         1.67
Granted                           140,726         6.00      64,950         1.64
Exercised                        (196,996)        1.61          --           --
-------------------------------------------------------------------------------
Outstanding, end of year          609,230         2.68     665,500         1.66

Options exercisable at
   year-end                       444,689                  589,724
===============================================================================

Anapharm Inc.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


April 30, 2001                                             [In Canadian dollars]


9.   SHARE CAPITAL [Cont'd]

Stock option plan [Cont'd]

The following table sets out a summary of information relating to stock options as at April 30, 2001:

                       Options outstanding                Options exercisable
            ----------------------------------------   -------------------------
                                Weighted                 Number of
               Number of        average     Weighted      options       Weighted
                options       contractual    average    exercisable      average
Exercise   outstanding as at     life       exercise       as at        exercise
  price     April 30, 2001     remaining      price    April 30, 2001    price
   ($)         (shares)         (years)        ($)        (shares)        ($)
--------------------------------------------------------------------------------

1.566            210,844          2.52         1.566       191,359         1.566
1.807            249,000          1.17         1.807       249,000         1.807
2.000             10,825          1.73         2.000         2,165         2.000
6.000            138,561          2.94         6.000         2,165         6.000
--------------------------------------------------------------------------------
                 609,230                                   444,689
================================================================================

10.  GRANTS AND GOVERNMENT ASSISTANCE

The Company has obtained government assistance in the form of scientific research and experimental development tax credits for an amount of $7,302,903 [$3,782,670 in 2000]. These amounts were applied against expenses related to the cost of services rendered, expenses related to the development of assay methods and as a deduction from fixed assets.

11.  COMMITMENTS

a) As at April 30, 2001, the Company was party to three separate leases expiring between March 2003 and March 2008, for its places of business. The expense for the year amounts to $1,187,598 and the minimum annual rent payable for the next five years is as follows: 2001-2002: $1,212,461; 2002-2003: $1,210,890; 2003-2004: $1,193,611; 2004-2005: $1,193,611 and 2005-
     2006: $1,197,196.

b) As at April 30, 2001, the Company was also committed to pay rent totalling $130,705 under equipment operating leases expiring in January 2004. The minimum annual rent payable is as follows: 2001-2002 - $106,015; 2002-2003- $20,813; 2003-2004 - $3,877.

Anapharm Inc.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


April 30, 2001                                             [In Canadian dollars]


12.  FINANCIAL INSTRUMENTS

The fair value of the Company's financial instruments such as cash and cash equivalents, temporary investments, accounts receivable and accounts payable is representative of their carrying-value due to their short-term maturities.

The fair value of long-term debt approximates the carrying value because the interest rates reflect the market rates in effect at the year-end.

Although the Company sells to a number of customers, three customers represent approximately 37% of the accounts receivable as at April 30, 2001 [five customers represented approximately 55% as at April 30, 2000].

13.  CONTINGENCIES

Three former employees are jointly suing the Company for an amount that could reach $170,000. The lawsuit is based on amounts that could have been paid to them under the stock option plan during their respective employment periods. Based on the information currently available, it is Management's opinion that the outcome of the case cannot be predicted. No amount has been provided for in the financial statements with respect to this claim. A provision will be recorded in the year the amount, if any, is known.

14.  SUBSEQUENT EVENTS

..    On June 22, 2001, the Company purchased 213,950 Class A shares from a shareholder for nominal consideration. The same shareholder also exercised 249,000 stock options on Class A shares for a total consideration of $449,943. The number of Class A shares outstanding as of that date is 3,014,416 shares for a paid-up capital amount of $2,533,849.

..    On June 22, 2001, the Company contracted a new debt under a capital lease to purchase computer equipment up to a maximum of $625,000.

..    The Company received the total amount of the advance due from Danapharm
     Clinical Research Inc., joint venture, which is presented in accounts receivable for an amount of $147,900.

Anapharm Inc.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS




April 30, 2001                                             [In Canadian dollars]




15. RECONCILIATION OF SIGNIFICANT DIFFERENCES BETWEEN ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN CANADA AND THE UNITED STATES

These consolidated financial statements are prepared in accordance with Canadian GAAP. The following summary sets out the material adjustments to the Company's reported assets and liabilities, net income and other comprehensive income and cash flows to conform to US GAAP.

a)     Balance sheet

       i)     Investment in corporate joint venture

              Under Canadian GAAP, the Company accounts for its investment in a corporate joint venture according to the proportionate consolidation method. Under US GAAP, this investment would be accounted for using the equity method. The Company's assets, liabilities, results of operations and cash flows are adjusted to account for the investment in the joint venture - under the equity method - to conform to US GAAP.

b)     Net income and other comprehensive income

       Under Canadian GAAP, no compensation expense is recorded when stock options are issued to employees. Under US GAAP, the Company has adopted Accounting Principles Board (APB) Opinion 25 to account for stock options. A compensation expense is recorded when stock options that are issued with an exercise price lower than the fair value of the underlying shares. The Company has not issued stock options with an exercise price lower than the fair value of the underlying shares at the date of grant.

       Under Canadian GAAP, non-recourse share purchase loans granted to employees on exercise of stock options does not give rise to compensation expense. Under US GAAP, such loans may give rise to compensation expense when they effectively extend the life of the options. As such, the Company has recorded compensation expense of $211,191 under Selling and administration expenses, with a corresponding amount recorded in shareholder's equity as additional paid-in capital, relating to the exercise of options on 47,630 Class D shares.

Anapharm Inc.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS




April 30, 2001                                             [In Canadian dollars]



15. RECONCILIATION OF SIGNIFICANT DIFFERENCES BETWEEN ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN CANADA AND THE UNITED STATES [Cont'd]

b)     Net income and other comprehensive income [Cont'd]

       There are no other material adjustments required to conform the Company's reported net income and other comprehensive income to US GAAP, except for the results of operations of the Company's investment in a joint venture described above.

c)     Cash flows

       There are no material adjustments required to conform the Company's reported cash flows to US GAAP, except for the cash flows relating to the Company's investment in a joint venture described above.

                                                                         2001
                                                                           $
--------------------------------------------------------------------------------

ASSETS
Current assets
Cash and cash equivalents                                           1,170,942
Temporary investments                                               2,162,493
Accounts receivable and tax credits receivable                      6,790,868
Research contracts in progress                                      2,141,945
Other current assets                                                1,044,992
--------------------------------------------------------------------------------
Total current assets                                               13,311,240
--------------------------------------------------------------------------------
Fixed assets                                                       10,916,942
--------------------------------------------------------------------------------
Investment in joint venture                                           270,400
--------------------------------------------------------------------------------
Deferred income taxes                                                 962,303
--------------------------------------------------------------------------------
                                                                   25,460,885
================================================================================

Anapharm Inc.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS




April 30, 2001                                             [In Canadian dollars]



15. RECONCILIATION OF SIGNIFICANT DIFFERENCES BETWEEN ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN CANADA AND THE UNITED STATES [Cont'd]

c)     Cash flows [Cont'd]

                                                                         2001
                                                                           $
--------------------------------------------------------------------------------


LIABILITIES
Current liabilities
Accounts payable and accrued liabilities                            2,773,538
Deferred revenues                                                   1,081,042
Deferred income taxes                                                 309,530
Current portion of long-term debt                                   1,784,370
--------------------------------------------------------------------------------
Total current liabilities                                           5,948,480
--------------------------------------------------------------------------------
Long-term debt                                                      5,329,628
--------------------------------------------------------------------------------
Deferred income taxes                                                 634,702
--------------------------------------------------------------------------------
                                                                   11,912,810
================================================================================


REVENUES                                                           31,383,561
================================================================================

Gross margin                                                       17,254,912
--------------------------------------------------------------------------------

OTHER EXPENSES (INCOME)
Selling and administration                                          6,782,548
Development of assay methods                                        2,068,254
Equity in earnings of joint venture                                  (189,400)
Other                                                                 294,999
--------------------------------------------------------------------------------
                                                                    8,956,401
--------------------------------------------------------------------------------
Income before provision for income taxes                            8,298,511
Provision for income taxes                                          3,073,799
--------------------------------------------------------------------------------
Net income                                                          5,224,712
================================================================================

Anapharm Inc.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS




April 30, 2001                                             [In Canadian dollars]



15. RECONCILIATION OF SIGNIFICANT DIFFERENCES BETWEEN ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN CANADA AND THE UNITED STATES [Cont'd]

c)     Cash flows [Cont'd]

                                                                         2001
                                                                           $
--------------------------------------------------------------------------------

CASH FLOWS
Relating to:
   Operating activities                                             5,966,347
   Investing activities                                            (3,911,894)
   Financing activities                                            (1,696,381)
--------------------------------------------------------------------------------
                                                                      358,072
================================================================================

Unaudited Reconciliation of the audited financial statements of Anapharm, Inc. for the year ended April 30, 2001 Converting the statements from Canadian GAAP to U.S. GAAP.

ANAPHARM BALANCE SHEET ON APRIL 30, 2001

                                                                             U.S. GAAP        ANAPHARM            *
                                                  ANAPHARM HISTORICAL       ADJUSTMENTS       U.S. GAAP       CONVERTED TO
                                                          C$                    C$               C$               US$
                                                  -------------------      -------------    ------------       ------------
CASH AND CASH EQUIVALENTS                                 1,383,900         (212,958)(a)      1,170,942        $   759,366

TEMPORARY INVESTMENTS                                     1,795,449          367,044 (a)      2,162,493        $ 1,402,395

ACCOUNTS RECEIVABLE AND TAX CREDITS
 RECEIVABLE, NET                                          7,588,093         (797,225)(a)      6,790,868        $ 4,403,935

RESEARCH CONTRACTS IN PROGRESS                            2,141,945                -          2,141,945        $ 1,389,069

OTHER CURRENT ASSETS                                      1,114,233          (69,241)(a)      1,044,992        $   677,686
                                                         ----------       ----------         ----------        -----------
 TOTAL CURRENT ASSETS                                    14,023,620         (712,380)        13,311,240        $ 8,632,451


PROPERTY AND EQUIPMENT, NET                              10,989,903          (72,961)(a)     10,916,942        $ 7,079,729

INVESTMENTS                                                       0          270,400 (a)        270,400        $   175,357

DEFERRED INCOME TAXES                                       962,303                -            962,303        $   624,062
                                                         ----------       ----------         ----------        -----------
  TOTAL ASSETS                                           25,975,826         (514,941)        25,460,885        $16,511,599
                                                         ==========       ==========         ==========        ===========
ACCOUNTS PAYABLE  AND ACCRUED LIABILITIES                 2,826,168          (52,630)(a)      2,773,538        $ 1,798,663

DEFERRED REVENUES                                         1,407,332         (326,290)(a)      1,081,042        $   701,065

DEFERRED INCOME TAXES                                       309,530                -            309,530        $   200,733

CURRENT PORTION OF LONG-TERM DEBT                         1,919,117         (134,747)(a)      1,784,370        $ 1,157,179
                                                         ----------       ----------         ----------        -----------
  TOTAL CURRENT LIABILITIES                               6,462,147         (513,667)         5,948,480        $ 3,857,639

LONG-TERM DEBT                                            5,329,628                -          5,329,628        $ 3,456,309

DEFERRED INCOME TAXES                                       635,976           (1,274)(a)        634,702        $   411,610

COMMON STOCK                                              2,188,095        2,188,095)                 -        $         0

ADDITIONAL PAID IN CAPITAL                                        0          211,191 (b)      2,399,286        $ 1,555,957
                                                                           2,188,095 (c)

RETAINED EARNINGS                                        11,359,980         (211,191)(b)     11,148,789        $ 7,230,084
                                                         ----------       ----------         ----------        -----------
  TOTAL STOCKHOLDERS' EQUITY                             13,548,075                0         13,548,075        $ 8,786,041
                                                         ----------       ----------         ----------        -----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY               25,975,826         (514,941)        25,460,885        $16,511,599
                                                         ==========       ==========         ==========        ===========

 *  Converted at the exchange rate of 4/30/01 $1.542

(a) Under Canadian GAAP, the Company accounts for its investment in a joint venture according to the proportionate consolidation method. The adjustment hereon has been made to account for the investment in the joint venture under the equity method to conform to U.S. GAAP.

(b) Under Canadian GAAP, non-recourse purchase loans granted to employees on the exercise of stock purchase options does not give rise to compensation expense. Under U.S. GAAP, such loans may give rise to compensation expense when they effectively extend the life of the options. As such, the Company has recorded compensation expense of $211,191 under selling and administration expenses with a corresponding amount recorded in shareholder's equity as additional paid-in capital, relating to the exercise of 47,630 Class D shares.

(c) The Company's classes of common stock has no par value, thus the amount recorded under Canadian GAAP as "Share Capital" has been reclassified to additional paid-in capital to conform to U.S. GAAP.

ANAPHARM INCOME STATEMENT
FOR THE TWELVE MONTHS ENDED APRIL 30, 2001

                                                                                U.S. GAAP           ANAPHARM            *
                                                 ANAPHARM HISTORICAL           ADJUSTMENTS          U.S. GAAP      CONVERTED TO
                                                         C$                        C$                  C$              US$
                                                 -------------------          -------------        -----------     ------------
NET REVENUE                                            33,479,147              (2,095,586)(a)       31,383,561      $22,151,962
COST OF SERVICES RENDERED                              15,583,927              (1,455,278)(a)       14,128,649
                                                       ----------              ----------           ----------      -----------
GROSS MARGIN                                           17,895,220                (640,308)          17,254,912
                                                       ----------              ----------           ----------      -----------

OTHER EXPENSES (INCOME)
SELLING AND ADMINISTRATION                              6,933,775                (211,191)(b)        6,782,548      $ 4,587,833
                                                                                   59,964 (a)
DEVELOPMENT OF ASSAY METHODS                            2,068,254                       -            2,068,254      $ 1,368,490
EQUITY IN EARNINGS OF JOINT VENTURE                             -                (189,400)(a)         (189,400)
OTHER EXPENSES                                            325,424                 (30,425)(a)          294,999
                                                       ----------              ----------           ----------      -----------
                                                        9,327,453                (371,052)           8,956,401

INCOME BEFORE PROVISION FOR INCOME TAXES                8,567,767                (269,256)           8,298,511      $ 5,668,987
                                                       ----------              ----------           ----------      -----------

PROVISION FOR INCOME TAXES                              3,131,864                 (58,065)(a)        3,073,799
                                                       ----------              ----------           ----------      -----------
 NET INCOME                                             5,435,903                (211,191)           5,224,712        5,668,987
                                                       ----------              ----------           ----------      -----------

 *  Converted at the average exchange rate for the year ending 4/30/01 of $1.51134

(a) Under Canadian GAAP, the Company accounts for its investment in a joint venture according to the proportionate consolidation method. The adjustment hereon has been made to account for the investment in the joint venture under the equity method to conform to U.S. GAAP.

(b) Under Canadian GAAP, non-recourse purchase loans granted to employees on the exercise of stock purchase options does not give rise to compensation expense. Under U.S. GAAP, such loans may give rise to compensation expense when they effectively extend the life of the options. As such, the Company has recorded compensation expense of $211,191 under selling and administration expenses with a corresponding amount recorded in shareholder's equity as additional paid-in capital, relating to the exercise of 47,630 Class D shares.

ANAPHARM STATEMENT OF CASH FLOWS
FOR THE TWELVE MONTHS ENDED APRIL 30, 2001

                                                                                      U.S. GAAP        ANAPHARM          *
                                                           ANAPHARM HISTORICAL       ADJUSTMENTS       U.S. GAAP     CONVERTED TO
                                                                   C$                    C$               C$             US$
                                                           -------------------      -------------      ---------     ------------
OPERATING ACTIVITIES
Net income                                                        5,435,903            (211,191)(b)    5,224,712    $  3,457,006
Adjustments for:
    Amortization of fixed assets and government
     assistance                                                   2,514,005                            2,514,005    $  1,663,428
    Deferred Income taxes                                          (938,212)                            (938,212)      ($620,782)
    Loss on disposal of fixed assets                                 64,801                               64,801    $     42,877
    Compensation expense on non-recourse share
     purchase loans                                                       0             211,191 (b)      211,191    $    139,738
                                                                 ----------           ---------       ----------    ------------
                                                                  7,076,497                   0        7,076,497    $  4,682,267
Change in non-cash working capital items
    Increase in accounts receivable                                (254,021)                            (254,021)      ($168,077)
    Increase in tax credits receivable                             (612,257)                            (612,257)      ($405,109)
    Decrease in research contracts in progress                      373,110                              373,110    $    246,874
    Increase in other assets                                       (420,747)                            (420,747)      ($278,393)
    Increase in accounts payable and accrued
     liabilities                                                    464,218                              464,218    $    307,157
    Increase (decrease) in deferred revenues                       (759,756)                            (759,756)      ($502,704)
                                                                 ----------           ---------       ----------    ------------
CASH FLOWS RELATING TO OPERATING ACTIVITIES                       5,867,044              99,303 (a)    5,966,347    $  3,947,720
                                                                 ----------           ---------       ----------    ------------

INVESTING ACTIVITIES
Acquisitions of fixed assets, net of government
    assistance of $440,973                                       (3,698,187)                          (3,698,187)    ($2,446,959)
Proceeds on disposal of fixed assets                                 60,064                               60,064    $     39,742
Change in temporary investments                                    (319,963)                            (319,963)      ($211,708)
                                                                 ----------           ---------       ----------    ------------
CASH FLOWS RELATING TO INVESTING ACTIVITIES                      (3,958,086)             46,192 (a)   (3,911,894)    ($2,588,361)
                                                                 ----------           ---------       ----------    ------------

FINANCING ACTIVITIES
Fixed assets financed by accounts payable                           269,741                              269,741    $    178,478
Increase in long-term debt                                        1,575,000                            1,575,000    $  1,042,122
Repayment of long-term debt                                      (2,045,127)                          (2,045,127)    ($1,353,188)
Issuance of share capital                                           233,907                              233,907    $    154,768
Dividend payments                                                                                              0    $          0
      Class A                                                    (1,154,404)                          (1,154,404)      ($763,828)
      Class B                                                      (329,600)                            (329,600)      ($218,085)
      Class C                                                      (270,400)                            (270,400)      ($178,914)
                                                                 ----------           ---------       ----------    ------------
CASH FLOWS RELATING TO FINANCING ACTIVITIES                      (1,720,883)             24,502 (a)   (1,696,381)    ($1,122,435)
                                                                 ----------           ---------       ----------    ------------
Net increase in cash and cash equivalents                           188,075             169,997          358,072    $    236,924
Cash and cash equivalents, beginning of year                      1,195,825                              812,870    $    537,847
                                                                 ----------           ---------       ----------    ------------
Cash and cash equivalents, end of year                            1,383,900                            1,170,942    $    774,771
                                                                 ----------           ---------       ----------    ------------

 *  Converted at the average exchange rate for the year ending 4/30/01 of $1.51134

(a) Under Canadian GAAP, the Company accounts for its investment in a joint venture according to the proportionate consolidation method. The adjustment hereon has been made to account for the investment in the joint venture under the equity method to conform to U.S. GAAP.

(b) Under Canadian GAAP, non-recourse purchase loans granted to employees on the exercise of stock purchase options does not give rise to compensation expense. Under U.S. GAAP, such loans may give rise to compensation expense when they effectively extend the life of the options. As such, the Company has recorded compensation expense of $211,191 under selling and administration expenses with a corresponding amount recorded in shareholder's equity as additional paid-in capital, relating to the exercise of 47,630 Class D shares.

Unaudited Financial Statements of

Anapharm Inc. as of December 31, 2001 and for the eight months ended December 31, 2001 and 2000.

Anapharm Inc.

                          CONSOLIDATED BALANCE SHEET

As at December 31, 2001                                                Unaudited
                                                           [In Canadian dollars]

                                                                     December 31
                                                                         2001
                                                                          $
--------------------------------------------------------------------------------
ASSETS
Current assets
Temporary investments                                                  3,054,488
Accounts receivable                                                    4,262,696
Tax credits receivable                                                 4,821,383
Research contracts in progress                                         3,089,850
Supplies inventory                                                       751,800
Prepaid expenses                                                         775,795
Other assets                                                              52,093
--------------------------------------------------------------------------------
Total current assets                                                  16,808,105
--------------------------------------------------------------------------------
Fixed assets                                                          11,325,864
--------------------------------------------------------------------------------
Deferred income taxes                                                  2,306,533
--------------------------------------------------------------------------------
                                                                      30,440,502
================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
Bank overdraft                                                           661,888
Accounts payable and accrued liabilities                               3,818,312
Deferred revenues                                                        686,150
Deferred income taxes                                                    288,893
Current portion of long-term debt                                      1,862,866
--------------------------------------------------------------------------------
Total current liabilities                                              7,318,109
--------------------------------------------------------------------------------
Long-term debt                                                         4,753,732
--------------------------------------------------------------------------------
Deferred income taxes                                                  1,236,143
--------------------------------------------------------------------------------

Shareholders' equity
Share capital                                                          2,638,037
Retained earnings                                                     14,494,481
--------------------------------------------------------------------------------
                                                                      17,132,518
--------------------------------------------------------------------------------
                                                                      30,440,502
================================================================================

See accompanying notes

On behalf of the Board

                              Director                    Director

Anapharm Inc.

                       CONSOLIDATED STATEMENT OF INCOME

Period ended                                                           Unaudited
                                                           [In Canadian dollars]

                                                       December 31   December 31
                                                           2001          2000
                                                        [8 months]    [8 months]
                                                            $             $
--------------------------------------------------------------------------------
REVENUES                                               25,542,119    22,584,769
Cost of services rendered                              12,752,268    10,528,278
--------------------------------------------------------------------------------
Gross margin                                           12,789,851    12,056,491
--------------------------------------------------------------------------------

OTHER EXPENSES (INCOME)
Selling and administration                              6,084,055     4,556,789
Development of assay methods                            1,526,882     1,404,121
Interest on long-term debt                                342,595       291,743
Other interest and bank charges                           (30,221)       29,733
Interest income                                           (91,812)     (231,369)
--------------------------------------------------------------------------------
                                                        7,831,499     6,051,017
--------------------------------------------------------------------------------
Income before provision for income taxes                4,958,352     6,005,474
--------------------------------------------------------------------------------
Provision for income taxes
 Current                                                  997,096       680,923
 Deferred                                                 826,755       934,942
--------------------------------------------------------------------------------
                                                        1,823,851     1,615,865
--------------------------------------------------------------------------------
Net income                                              3,134,501     4,389,609
================================================================================

See accompanying notes

Anapharm Inc.

                     CONSOLIDATED STATEMENT OF CASH FLOWS


Period ended                                                           Unaudited
                                                           [In Canadian dollars]

                                                           December 31    December 31
                                                              2001           2000
                                                           [8 months]     [8 months]
                                                                $             $
------------------------------------------------------------------------------------
OPERATING ACTIVITIES
Net income                                                   3,134,501     4,389,609
Adjustments for:
 Amortization of fixed assets and government assistance      2,060,662     1,624,974
 Deferred income taxes                                        (764,700)     (765,024)
 Gain on disposal of fixed assets                                   --          (533)
------------------------------------------------------------------------------------
                                                             4,430,463     5,249,026
Change in non-cash working capital items
 Decrease in accounts receivable                               458,955        44,140
 Increase in tax credits receivable                         (1,954,941)   (1,235,927)
 Increase in research contracts in progress                   (947,905)      (60,942)
 Decrease (increase) in supply inventories                     (36,352)      121,296
 Increase in prepaid expenses                                 (428,064)     (498,013)
 Increase in other assets                                       (1,039)      (65,225)
 Increase in accounts payable and accrued liabilities          992,144     1,524,999
 Decrease in deferred revenues                                (721,182)   (1,297,911)
------------------------------------------------------------------------------------
Cash flows relating to operating activities                  1,792,079     3,781,443
------------------------------------------------------------------------------------

INVESTING ACTIVITIES
Acquisitions of fixed assets, net of government
 assistance of $90,000 [$294,000 in 2000]                   (1,688,701)   (2,593,007)
Proceeds on disposal of fixed assets                                --        35,000
Change in temporary investments                             (1,259,039)     (970,915)
------------------------------------------------------------------------------------
Cash flows relating to investing activities                 (2,947,740)   (3,528,922)
------------------------------------------------------------------------------------

Anapharm Inc.

                           CONSOLIDATED STATEMENT OF
                              CASH FLOWS [Cont'd]


                                                                       Unaudited
Period ended                                               [In Canadian dollars]

                                                                December 31   December 31
                                                                    2001         2000
                                                                [8 months]    [8 months]
                                                                     $             $
----------------------------------------------------------------------------------------
FINANCING ACTIVITIES
Repayment of long-term debt                                     (1,340,069)   (1,485,436)
Issuance of share capital                                          449,942            --
----------------------------------------------------------------------------------------
Cash flows relating to financing activities                       (890,127)   (1,485,436)
----------------------------------------------------------------------------------------

Net decrease in cash and cash equivalents                       (2,045,788)   (1,232,915)
Cash and cash equivalents, as at April 30, 2001                  1,383,900
Cash and cash equivalents, as at April 30, 2000                                1,195,825
----------------------------------------------------------------------------------------
Cash and cash equivalents, as at December 31, 2001 and 2000       (661,888)      (37,090)
----------------------------------------------------------------------------------------

Supplementary information
Interest paid                                                      345,275       309,047
Income taxes paid                                                   33,691        12,833
----------------------------------------------------------------------------------------

See accompanying notes

Anapharm Inc.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


December 31, 2001                                                      Unaudited
                                                           [In Canadian dollars]


1. BASIS OF PRESENTATION

These unaudited interim consolidated financial statements have been prepared in accordance with Canadian generally accepted accounting principles for interim financial statements, and have been prepared using the same accounting policies and methods for the most recent annual financial statements. They do not include all of the information required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the eight-month period ended December 31, 2001 are not necessarily indicative of the results that may be expected for the year ended April 30, 2002.

These unaudited interim consolidated financial statements should be read with the 2001 audited consolidated financial statements.

2. SUBSEQUENT EVENT

In January 2002, the company contracted a new debt under a capital lease to purchase clinical, laboratory and office equipments for an amount of $1,250,000.

3. RECONCILIATION OF SIGNIFICANT DIFFERENCES BETWEEN ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN CANADA AND THE UNITED STATES

The following summary sets out the material adjustments to the Company's reported assets and liabilities, net income and other comprehensive income and cash flows to conform to US GAAP.

Anapharm Inc.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


December 31, 2001                                                      Unaudited
                                                           [In Canadian dollars]


3. RECONCILIATION OF SIGNIFICANT DIFFERENCES BETWEEN ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN CANADA AND THE UNITED STATES [Cont'd]

a) Balance sheet

   i)  Investment in corporate joint venture

       In accordance with Canadian GAAP, joint ventures are required to be proportionately consolidated regardless of the legal form of the entity. Under United States GAAP, incorporated joint ventures are required to be accounted for by the equity method. However, in accordance with practices provided for by the SEC, the Company has elected for the purpose of this reconciliation to account for its incorporated joint venture by the proportionate consolidation method. The different accounting treatment affects only the display and classification of financial statement items and not net income or shareholders' equity.

b) Net income and other comprehensive income

   Under Canadian GAAP, no compensation expense is recorded when stock options are issued to employees. Under US GAAP, the Company has adopted Accounting Principles Board (APB) Opinion 25 to account for stock options. A compensation expense is recorded when stock options that are issued with an exercise price lower than the fair value of the underlying shares. The Company has not issued stock options with an exercise price lower than the fair value of the underlying shares at the date of grant.

   Under Canadian GAAP, non-recourse share purchase loans granted to employees on exercise of stock options does not give rise to compensation expense. Under US GAAP, such loans may give rise to compensation expense when they effectively extend the life of the options. As such, the Company has recorded compensation expense of $146,224 for the eight month period ended December 31, 2001 under Selling and administration expenses, with a corresponding amount recorded in shareholder's equity as additional paid-in capital, relating to the exercise of options on 47,630 Class D shares.

   There are no other material adjustments required to conform the Company's reported net income and other comprehensive incomes to US GAAP.

Anapharm Inc.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


December 31, 2001                                                      Unaudited
                                                           [In Canadian dollars]


3. RECONCILIATION OF SIGNIFICANT DIFFERENCES BETWEEN ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN CANADA AND THE UNITED STATES [Cont'd]

c) Cash flows

   There are no material adjustments required to conform the Company's reported cash flows to US GAAP.

ProForma Financial International of SFBC International, Inc. and Anapharm, Inc. as of and for the year ended December 31, 2001 and the three months ended March 31, 2002.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The following Unaudited Pro Forma Financial Information gives effect to the consummation of the acquisition of Anapharm, Inc. on December 31, 2001 in the case of the Unaudited Pro Forma Balance Sheet, on January 1, 2001 in the case of the Unaudited Pro Forma Statement of Earnings for the year ended December 31, 2001, and on January 1, 2002 in the case of the unaudited Pro Forma Statement of Earnings for the three months ended on March 31, 2002, and are based on the estimates and assumptions set forth in the notes to such statements. The information was prepared based on SFBC accounting for the transaction using the purchase method of accounting. As of January 1, 2002, in accordance with new accounting pronouncements recently issued, goodwill is no longer required to be amortized and, instead, will be tested for impairment at least annually. No goodwill amortization expense has been recognized in the pro forma statement of earnings for the year ended December 31, 2001 or for the three months ended March 31, 2002, for the goodwill related to the Anapharm acquisition. The Unaudited Pro Forma Financial Information should be read in conjunction with: (1) the audited financial statements of Anapharm, Inc. for the years ended April 30, 2001 and 2000, which were prepared in accordance with accounting standards generally accepted in Canada. Adjustments have been made to reflect the financial statements of Anapharm, Inc. in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"), which principles vary in certain significant respects from Canadian GAAP.

Anapharm's historical financial information is prepared in accordance with accounting standards generally accepted in Canada, and is presented in Canadian dollars. Also, Anapharm's fiscal year ends on April 30, as opposed to SFBC's year-end of December 31. For purposes of providing the pro forma effect of the Anapharm acquisition on SFBC's financial condition and results of operations, the following adjustments were made to Anapharm's historic financial data:

     - Anapharm's historical results for the year ended April 30, 2001 were converted to results for the year ended December 31, 2001. This conversion was done by subtracting Anapharm's historical interim results for the eight months ended December 31, 2000 and adding its historical interim results for the 8 months ended December 31, 2001.

     - Anapharm's balance sheet data as of December 31, 2001, and its results of operations for the year ended December 31, 2001, were converted to accounting principles generally accepted in the United States of America. Such information was also converted to U.S dollars using the appropriate exchange rates.

     - Anapharm's results of operations for the three months ended March 31, 2002 were not converted to accounting principles generally accepted in the United States of America due to an exception provided by SEC guidelines. However, such information was converted to U.S. dollars using appropriate exchange rates.

The following Unaudited Pro Forma Financial Information is presented for illustrative purposes only and does not purport to be indicative of our actual financial position or results of operations as of the date thereof, or as of or for any other future date, and is not necessarily indicative of what our actual financial position or results of operations would have been had the acquisition been consummated on the above-referenced dates, nor does it give effect to (i) any transactions other than the acquisition and those described in the Notes to the Unaudited Pro Forma Financial Information or (ii) our results of operations since December 31, 2001.

The assets acquired and liabilities assumed were recorded at estimated fair values as determined by SFBC's management based on information currently available and on current assumptions as to future operations. SFBC has obtained preliminary independent appraisals of the fair values of the acquired property plant and equipment, and identified intangible assets, and their remaining useful lives. Accordingly, the allocation of the purchase price is subject to revision, based on the final determination of appraised and other fair values, and related tax effects.

The unaudited pro forma information gives effect only to adjustments set forth in the accompanying notes thereto and does not reflect management's estimate of any anticipated cost savings or other benefits as a result of the acquisition.

                              SFBC INTERNATIONAL
                       UNAUDITED PRO FORMA BALANCE SHEET
                               DECEMBER 31, 2001

                                                                  ANAPHARM
                                                                 HISTORICAL
                                                                RECLASSIFIED      PRO FORMA
                                                     SFBC         U.S. GAAP       ADJUSTMENT      AS ADJUSTED
                                                 -----------   -------------   ---------------  --------------
CASH AND CASH EQUIVALENTS                        $39,103,139     $ 1,498,365   $(27,476,483)(1)   $13,125,021

ACCOUNTS RECEIVABLE, NET                          10,453,729       2,481,649              -        12,935,378

TAX CREDITS RECEIVABLE                                     -       2,613,118                        2,613,118

RESEARCH CONTRACTS IN PROGRESS                             -       1,942,589              -         1,942,589

LOANS RECEIVABLE FROM OFFICERS/STOCKHOLDERS          363,517               -              -           363,517

PREPAID EXPENSES AND OTHER CURRENT ASSETS            289,248         931,613              -         1,220,861
                                                 -----------     -----------   ------------       -----------
 TOTAL CURRENT ASSETS                            $50,209,633     $ 9,467,334   $(27,476,483)      $32,200,484

LOANS RECEIVABLE FROM OFFICERS                       800,000               -              -           800,000

INVESTMENTS                                                -         170,000              -           170,000

PROPERTY AND EQUIPMENT, NET                        3,928,584       7,052,418      3,329,000 (1)    14,310,002

GOODWILL, NET                                      4,483,690               -     15,737,918 (1)    20,221,608

DEFERRED INCOME TAXES                                      -          20,747              -            20,747

OTHER ASSETS                                       1,061,623               -      1,800,000 (1)     2,861,623
                                                 -----------     -----------   ------------       -----------
   TOTAL ASSETS                                  $60,483,530     $16,710,500    ($6,609,565)      $70,584,465

ACCOUNTS PAYABLE  AND ACCRUED LIABILITIES        $ 2,857,633     $ 2,347,951                        5,205,584

ADVANCE BILLINGS                                   1,483,216         337,685              -         1,820,901

INCOME TAXES PAYABLE                               1,046,420               -              -         1,046,420

DEFERRED INCOME TAXES                                222,713               -              -           222,713

NOTES PAYABLE, CURRENT PORTION                         7,490       1,171,184              -         1,178,674
                                                 -----------     -----------   ------------       -----------
   TOTAL CURRENT LIABILITIES                     $ 5,617,472     $ 3,856,820                      $ 9,474,292

NOTES PAYABLE                                    $     1,248     $ 2,988,671              -         2,989,919

DEFERRED INCOME TAXES                                233,602               -              -           233,602

STOCKHOLDERS' EQUITY                                       -               -              -                 -

COMMON STOCK                                           6,670       1,658,534            167 (1)         6,837
                                                                                 (1,658,534)(1)

ADDITIONAL PAID IN CAPITAL                        49,913,845               -      3,255,276 (1)    53,169,121

RETAINED EARNINGS                                  4,773,193       8,206,475     (8,206,475)(1)     4,773,193

NOTES RECEIVABLE - OFFICER                           (62,500)              -              -           (62,500)
                                                 -----------     -----------   ------------       -----------
 TOTAL STOCKHOLDERS' EQUITY                      $54,631,208     $ 9,865,008    $(6,609,565)      $57,886,651
                                                 -----------     -----------   ------------       -----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY       $60,483,530     $16,710,500    $(6,609,565)      $70,584,464

                              SFBC INTERNATIONAL
                   UNAUDITED PRO FORMA STATEMENT OF EARNINGS
                         YEAR ENDED DECEMBER 31, 2001

                                                                 ANAPHARM
                                                                 HISTORICAL
                                                                RECLASSIFIED    PRO FORMA
                                                    SFBC         U.S. GAAP      ADJUSTMENT       AS ADJUSTED
                                                 -----------    ------------   ------------     ------------
NET REVENUE                                      $31,470,528    $22,464,692                     $53,935,220

COST AND EXPENSES
   DIRECT COSTS                                   18,150,867    $13,349,193                      31,500,060
   GENERAL AND ADMINISTRATIVE EXPENSES             7,556,126    $ 6,737,464    $   450,000 (2)   14,743,590
                                                 -----------    -----------    -----------      -----------
       TOTAL COSTS AND OPERATING EXPENSES         25,706,993     20,086,657        450,000       46,243,652

     EARNINGS FROM OPERATIONS                      5,763,535      2,398,035       (450,000)       7,691,570

OTHER INCOME(EXPENSE)
   OTHER INCOME                                                      69,465                          69,465
   INTEREST INCOME                                   359,159    $    96,900                         456,059
   INTEREST EXPENSE                                  (27,112)   $  (354,957)                       (382,069)
                                                 -----------    -----------    -----------      -----------
        TOTAL OTHER EXPENSE                          332,047       (188,592)             -          143,455

      EARNINGS BEFORE INCOME TAXES                 6,095,582      2,189,443       (450,000)       7,835,025

INCOME TAX EXPENSE                                 2,276,114    $         -    $  (175,500)(3)    2,305,814
                                                                                   205,200 (4)
DEFERRED TAX EXPENSE (BENEFIT)                                     (307,001)                       (307,001)
                                                 -----------    -----------    -----------      -----------
                                                   2,276,114       (307,001)      (175,500)       1,998,813
                                                 -----------    -----------    -----------      -----------
     NET INCOME                                    3,819,468      2,496,444       (274,500)       5,836,212
                                                 -----------    -----------    -----------      -----------
EARNINGS PER SHARE: - BASIC AND DILUTED
    BASIC                                        $      0.94                                    $      0.94
    DILUTED                                      $      0.81                                    $      0.85

WEIGTED AVERAGE COMMON SHARES OUTSTANDING:
    BASIC                                          4,073,292                     2,106,935 (5)    6,180,227
    DILUTED                                        4,739,191                     2,106,935 (5)    6,846,126

                                     SFBC
              ANAPHARM UNAUDITED HISTORICAL STATEMENT OF EARNINGS
                         YEAR ENDED DECEMBER 31, 2001
                           RECLASSIFIED TO U.S. GAAP

                                                                                U.S. GAAP
                                                                                AND OTHER        ANAPHARM          *
                                                     ANAPHARM HISTORICAL       ADJUSTMENTS       U.S. GAAP     CONVERTED TO
                                                             C$                    C$               C$             US$
                                                     -------------------      -------------      ---------     ------------
NET REVENUE                                                34,798,706                              34,798,706    22,464,692

COST AND EXPENSES
 DIRECT COSTS                                              17,613,174            2,566,260 C       20,678,434    13,349,193
                                                                                   499,000 B

 GENERAL AND ADMINISTRATIVE EXPENSES                        9,617,122              189,400 A       10,436,601     6,737,464
                                                                                    80,000 B
                                                                                   550,080 C
                                                           ----------            ---------         ----------    ----------
    TOTAL COSTS AND OPERATING EXPENSES                     27,230,296                              31,337,428    20,230,225

  EARNINGS FROM OPERATIONS                                  7,568,410                               3,683,671     2,378,035

OTHER INCOME(EXPENSE)
 OTHER INCOME                                                                      107,604 A          107,604        69,465
 INTEREST INCOME                                              150,102                                 150,102        96,900
 INTEREST EXPENSE                                            (549,842)                               (549,842)     (354,957)
                                                           ----------            ---------         ----------    ----------
     TOTAL OTHER (EXPENSE) INCOME                            (399,740)                   -           (292,136)     (188,592)

   EARNINGS BEFORE INCOME TAXES                             7,168,670                    -          3,391,535     2,189,443

INCOME TAX EXPENSE                                          2,795,782             (203,000)B               (0)           (0)
                                                                                (2,592,782)C

                                                                                    48,001 B
DEFERRED TAX EXPENSE                                                -             (523,557)C         (475,556)     (307,001)
                                                           ----------            ---------         ----------    ----------
                                                            2,795,782                                (475,557)     (307,001)

  NET INCOME                                                4,372,888                               3,867,091     2,496,444


(A) To reflect Anapharm's equity pickup for the year ended December 31, 2001 as other income.
(B) To reflect a loss of certain tax credits due to the acquisition Anapharm by a U.S. Company.
(C) Reclassification of certain tax credits related to research and development.

                              SFBC INTERNATIONAL
                   UNAUDITED PRO FORMA STATEMENT OF EARNINGS
                       THREE MONTHS ENDED MARCH 31, 2002


                                                                 ANAPHARM
                                                                HISTORICAL
                                                               RECLASSIFIED     PRO FORMA
                                                    SFBC        U.S. GAAP       ADJUSTMENT          AS ADJUSTED
                                                 ----------    ------------    -----------         -------------
NET REVENUE                                      $8,469,310      $6,221,581                        $14,690,891

COST AND EXPENSES
   DIRECT COSTS                                   4,209,165      $3,647,056                          7,856,221
   GENERAL AND ADMINISTRATIVE EXPENSES            2,439,928      $1,728,178     $ 112,500 (2)        4,280,606
                                                 ----------      ----------     ---------          -----------
       TOTAL COSTS AND OPERATING EXPENSES         6,649,093       5,375,234       112,500           12,136,827

     EARNINGS FROM OPERATIONS                     1,820,217         846,347      (112,500)           2,554,064

OTHER INCOME(EXPENSE)
   OTHER INCOME                                                                                              -
   INTEREST INCOME                                  188,411      $   15,601                            204,012
   INTEREST EXPENSE                                 (25,711)      ($120,048)                          (145,759)
                                                 ----------      ----------     ---------          -----------
        TOTAL OTHER EXPENSE                         162,700        (104,447)            -               58,253

      EARNINGS BEFORE INCOME TAXES                1,982,917         741,900      (112,500)           2,612,317

INCOME TAX EXPENSE                                  763,423      $        -      ($43,875)(3)          770,848
DEFERRED TAX EXPENSE (BENEFIT)                                                     51,300
                                                                    (76,750)                           (76,750)
                                                 ----------      ----------     ---------          -----------
                                                    763,423         (76,750)      ( 7,425)             694,098
                                                 ----------      ----------     ---------          -----------
     NET INCOME                                   1,219,494         818,630      (119,925)           1,918,219
                                                 ----------      ----------     ---------          -----------
EARNINGS PER SHARE: - BASIC AND DILUTED
    BASIC                                             $0.18                                              $0.28
    DILUTED                                           $0.17                                              $0.26

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
    BASIC                                         6,690,667                       149,694(5)         6,840,361
    DILUTED                                       7,185,152                       301,339(5)         7,486,491


               NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

(1) To reflect the acquisition of Anapharm, Inc. The Company acquired 100% of the stock of Anapharm by issuing 167,375 shares of the Company's common stock and paying $26.8 million in cash. The fair value assigned to the Company's common stock issued as consideration is $19.45 per share. In addition, the total consideration also includes an estimated $663,000 related to investment banking, legal, and accounting fees directly related to the acquisition.

(2) To reflect amortization of the identifiable intangibles acquired in the acquisition

(3) To reflect the tax effect of the pro forma adjustments using an effective tax rate of 37%

(4) To reflect additional income tax expense related to cross-border intercompany financing.

(5) To reflect the shares issued as a result of the common stock offering, whose proceeds were used to finance the acquisition, as well as the common stock and stock options issued as a result of the Anapharm Acquisition.